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                                                                    EXHIBIT 10.4

                                FIRST AMENDMENT

     FIRST AMENDMENT, dated as of July 1, 1998 (this "FIRST AMENDMENT"), to Amended and Restated Credit Agreement, dated as of May 6, 1998 (the "Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement) among TLC Multimedia Inc., Learning Company Properties Inc., TEC Direct, Inc., Learning Services Inc., Skills Bank Corporation, Microsystems Software, Inc., and Mindscape, Inc., as borrowers, the financial institutions named therein as lender (the "LENDERS"), and Fleet National Bank, as agent for the Lenders (the "AGENT").


                              W I T N E S S E T H


     WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Agreement to provide for temporary reduction in the commitment of Fleet National Bank ("FLEET") thereunder;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein, the Borrowers, the Lenders and the Agent agree as follows:

        1. From the date hereof to July 28, 1998, both the Commitment of Fleet and the Total Commitment shall be $25,500,000 less than such amounts would otherwise have been absent this First Amendment, e.g., as of the date hereof, the Commitment of Fleet shall be $98,000,000 and the Total Commitment shall be $123,000,000. If the Commitments have not been terminated pursuant to the terms of the Agreement, on July 28, 1998 both the Commitment of Fleet and the Total Commitment shall be increased by $25,500,000.

        2.    The definition of "Receivables Purchase Transactions" in
Section 1.1 is hereby amended by inserting at the end thereof the following:
"PROVIDED, that the aggregate outstanding amount of the interests in receivables purchased from the Parent and subsidiaries of the Parent under the facilities described in clauses (i), (ii), (iii) and (iv) and under any amendments, substitutions or replacements of the facilities described in clauses (i), (ii),
(iii) and (iv) at any one time shall not exceed $30,000,000, PROVIDED, FURTHER, that the restrictions set forth in the preceding proviso shall not apply to the Securitization."

        3. Except as specifically amended by this First Amendment, the Agreement is hereby ratified, confirmed and approved. The Agreement, as supplemented and amended by this First Amendment, shall be construed as one and the same instrument. This First Amendment may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.

        4. This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first above written.

                                              TLC MULTIMEDIA INC.
                                              LEARNING COMPANY PROPERTIES INC.
                                              TEC DIRECT, INC.
                                              LEARNING SERVICES, INC.
                                              SKILLS BANK CORPORATION
                                              MICROSYSTEMS SOFTWARE, INC.


                                              By: /s/ R. Scott Murray
                                                  ----------------------------
                                                  R. Scott Murray
                                                  Chief Financial Officer

                                              MINDSCAPE, INC.


                                              By: /s/ R. Scott Murray
                                                  ----------------------------
                                                  R. Scott Murray
                                                  Vice President

                                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                                              By: /s/ Edward C. Forst
                                                  ----------------------------
                                                  Name: Edward C. Forst
                                                  Title: Managing Director


                                              FLEET NATIONAL BANK, INDIVIDUALLY
                                              AND AS AGENT


                                              By: /s/ Daniel G. Head, Jr.
                                                  ----------------------------
                                                  Name: Daniel G. Head, Jr.
                                                  Title : Senior Vice President


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